INVESTORS MARK SERIES FUND, INC.

                        SUPPLEMENT DATED OCTOBER 27, 1998

                                       TO

                          PROSPECTUS DATED MAY 1, 1998

SUB-ADVISERS - STEIN ROE & FARNHAM INCORPORATED ("STEIN ROE")

Effective  October 7, 1998, the Small Cap Equity Portfolio  managers are William
M. Garrison and Steven M. Salopek. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. Prior to joining Stein Roe, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.

PUBLIC FUND PERFORMANCE (PAGES 35-36)

The Small Cap Equity Portfolio is no longer being managed by the managers of the Stein Roe Special Venture Fund of Stein Roe Investment Trust. Therefore, all performance information shown in the Prospectus for the Stein Roe Special Venture Fund is hereby deleted in its entirety.